                                                                    Exhibit 10.8
________________________________________________________________________________
________________________________________________________________________________





                         REGISTRATION RIGHTS AGREEMENT

                           DATED AS OF JUNE 14, 1995

                                  BY AND AMONG

                           FOOD 4 LESS HOLDINGS, INC.

                         FOOD 4 LESS SUPERMARKETS, INC.

                                      AND

                        THE HOLDER OF THE 13-5/8% SENIOR
                          DISCOUNT DEBENTURES DUE 2005
                         OF FOOD 4 LESS HOLDINGS, INC.



________________________________________________________________________________
________________________________________________________________________________

                                                          TABLE OF CONTENTS

                                                                                                        Page

1.        Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
2.        Legends   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
3.        Shelf Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
4.        Liquidated Damages  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
5.        Hold-Back Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
6.        Representations and Warranties of the
          Partnership, the Company and F4L Supermarkets   . . . . . . . . . . . . . . . . . . . . . .     8
7.        Registration Procedures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
8.        Registration Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
9.        Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
10.       Rule 144  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
11.       Participation in Underwritten Registrations   . . . . . . . . . . . . . . . . . . . . . . .    20
12.       Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21

                 This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of June 14, 1995, by and among Food 4 Less Holdings, Inc., a Delaware corporation (the "Company"), Food 4 Less Supermarkets, Inc., a Delaware corporation ("F4L Supermarkets") and RGC Partners, L.P., a Delaware limited partnership (the "Partnership").

                 This Agreement is made pursuant to the Subscription Agreement, dated as of June 2, 1995 (the "Subscription Agreement"), by and among the Company, F4L Supermarkets, the Partnership and the Partnership Investors listed on Exhibit A thereto. In order to induce the Partnership to enter into the Subscription Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Subscription Agreement. Concurrently with the closing under the Subscription Agreement, F4L Supermarkets will merge into Ralphs Supermarkets, Inc., which will assume all of the liabilities of F4L Supermarkets, including the liabilities of F4L Supermarkets hereunder.

                 The parties hereby agree as follows:

                 1.       Definitions.

                 Capitalized terms used herein without definition shall have the meanings set forth in the Subscription Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

                 Advice:  As defined in the last paragraph of Section 7 hereof.

                 Business Day: A day that is not a Saturday, a Sunday or a day on which banking institutions in New York, New York or Los Angeles, California are not required to be open (a "Legal Holiday"). If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

                 Closing Date: The date of closing under the Subscription Agreement.

                 Company:  As defined in the preamble hereto.

                 Debentures: The 13-5/8% Senior Discount Debentures due 2005 being issued pursuant to the Indenture and sold pursuant to the Subscription Agreement in an aggregate principal amount at maturity of $193,363,570, as the Debentures may be amended or supplemented from time to time in accordance with the terms of the Indenture, and any debt securities issued in exchange or substitution for the Debentures.

                 Effectiveness Period:  As defined in Section 3(a).

                 Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

                 F4L Supermarkets:  As defined in the preamble hereto.

                 Holder or holder: Any Person that owns any Registrable Securities.

                 Indenture: The Indenture dated as of June 1, 1995 between the Company and United States Trust Company of New York, as trustee, pursuant to which the Debentures are being issued, as the same may be amended from time to time in accordance with the terms thereof.

                 Initial Shelf Registration Statement: As defined in Section 3(a) hereof.

                 Lender:  As defined in Section 12(e).

                 Liquidated Damages Amount Due:  As defined in Section 4(b).

                 NASD:  National Association of Securities Dealers, Inc.

                 90-Day Periods:  As defined in Section 5(c).

                 Partnership:  As defined in the preamble hereto.

                 Partnership Investor:  As defined in the Subscription
Agreement.

                 Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                 Prospectus: The prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Shelf Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                 Registrable Securities: All Debentures originally issued or contributed to the Partnership pursuant to the Subscription Agreement; provided that a Debenture ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

                 Registration Default:  As defined in Section 4(a) hereof.

                 Registration Expenses:  As defined in Section 8 hereof.

                 SEC:  The Securities and Exchange Commission.

                 Securities Act: The Securities Act of 1933, as amended from time to time.

                 Shelf Registration Statement: The Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement, including the Prospectus, amendments and supplements to any such Shelf Registration Statement, any post-effective amendments, all exhibits and all material incorporated by reference in any such Shelf Registration Statement.

                 Subscription Agreement:  As defined in the preamble hereto.

                 Subsequent Shelf Registration Statement:  As defined in
Section 3(b).

                 Transfer Restricted Securities: The Debentures until distributed to the public pursuant to an effective registration statement or distributed to the public pursuant to Rule 144 under the Securities Act; provided that a security that has ceased to be a Transfer Restricted Security cannot thereafter become a Transfer Restricted Security.

                 underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

                 2.       Legends.

                 Upon original issuance thereof, and until such time as the same is no longer a Transfer Restricted Security, each certificate evidencing the Debentures (and all securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE ACT, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER OF THIS SECURITY MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, A WRITTEN OPINION OF COUNSEL THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE

         PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER."

                 If the Partnership or any other Holder desires to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Debentures (other than pursuant to an effective registration statement under the Securities Act), the Partnership or such other Holder shall deliver to the Company, if the Company so requests, a written opinion of counsel (who may be in-house or special counsel), reasonably satisfactory in form and substance to the Company, that an exemption from the registration requirements of the Securities Act is available.

                 3.       Shelf Registration.

                 (a) Initial Shelf Registration Statement. The Company has filed a "shelf" registration statement on Form S-1 (No. 33-59851) pursuant to Rule 415 under the Securities Act (the "Initial Shelf Registration Statement") relating to the resale by the Partnership of all the Transfer Restricted Securities. The Initial Shelf Registration Statement was declared effective by the SEC on June 5, 1995 and the Indenture has been qualified under the Trust Indenture Act. The Company agrees to use its best efforts to keep the Initial Shelf Registration Statement continuously effective for a period of three years following the Closing Date, as such period may be extended pursuant to the terms of this Agreement or such shorter period (in either case, the "Effectiveness Period") which will terminate (i) when all the Registrable Securities covered by the Initial Shelf Registration Statement have been sold pursuant thereto; or (ii) when a Subsequent Shelf Registration Statement covering all of the Registrable Securities has been declared effective under the Securities Act and all of the Registrable Securities have been sold pursuant thereto.

                 (b) Subsequent Shelf Registration Statement. If the Initial Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than at the request of the Company or because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Initial Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional registration statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause it to be declared effective as soon as practicable after such filing and to keep it continuously effective for a period equal to the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement was previously effective.

                 (c) Supplements and Amendments. The Company shall supplement and amend any Initial or Subsequent Shelf Registration Statement if required by the policies, rules, regulations or instructions applicable to the registration form used by the Company, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Shelf Registration Statement or by any underwriter of such Registrable Securities. The Company shall provide a copy of all such supplements and amendments to each Holder, to the Partnership and to each Partnership Investor.

                 4.       Liquidated Damages.

                 (a) Each of the Company and the Partnership acknowledge that the Holders of Registrable Securities will suffer damages if the effectiveness of the Shelf Registration Statement is not maintained during the Effectiveness Period. Accordingly, if (i) prior to the end of the Effectiveness Period, the SEC shall have issued a stop order suspending the effectiveness of the Shelf Registration Statement or the Shelf Registration Statement shall cease to be effective or (ii) the Company notifies or is required to notify the selling Holders of Registrable Securities pursuant to
Section 7(b)(6) (provided that there shall be excluded for purposes of this clause (a)(ii): a notice under Section 7(b)(6) if (A) the Company has delivered a supplemented or amended Prospectus contemplated by Section 7(k) hereof or an Advice within ten Business Days after receipt of such notice or after such requirement arises or (B) such notice under Section 7(b)(6) relates solely to a transaction of the type described in Section 5(c) hereof) (any of the events described in the foregoing clauses (i) or (ii) being referred to herein as a "Registration Default"), then the Company hereby agrees to pay liquidated damages to each Holder of Registrable Securities with respect to the first 30 Business Days immediately following the occurrence of such Registration Default, in an amount equal to $50 per Business Day per $1,000,000 principal amount of Registrable Securities held by such Holder for each Business Day or portion thereof that the Registration Default continues. The amount of the liquidated damages thereafter shall increase to $75 per Business Day per $1,000,000 principal amount of Registrable Securities until the cumulative number of Business Days elapsed following such Registration Default is equal to 60, and the amount of liquidated damages thereafter shall increase to $100 per Business Day per $1,000,000 principal amount of Registrable Securities; provided, however, that such liquidated damages will cease to accrue on the date on which (A) the applicable Shelf Registration Statement is no longer subject to an order suspending the effectiveness thereof or a new Subsequent Shelf Registration Statement is declared effective, with respect to liquidated damages for the failure to remain effective or (B) a notice issued, or required to be issued, pursuant to Section 7(b)(6) is no longer effective or required to be effective with respect to liquidated damages payable pursuant to clause (ii) above.

                 (b) The Company shall notify the Indenture trustee within five Business Days after any Registration Default. The Company shall pay the liquidated damages amount due on the Registrable Securities (the "Liquidated Damages Amount Due") to the Partnership and any other Holder of Registrable Securities, in sums sufficient to pay the Liquidated Damages Amount Due with respect to the amount of Registrable Securities, if any, then held by the Partnership and each such other Holder. The Liquidated Damages Amount Due shall be payable on or prior to the fifth day of each calendar month with respect to the preceding calendar month or that portion of the preceding calendar month during which a Registration Default was in existence and remained uncured, to the Persons who were registered Holders of Registrable Securities at the close of business on the last day of the preceding calendar month, by federal funds check mailed to such Holders' registered address or by wire transfer of immediately available funds. Each obligation to pay liquidated damages shall be deemed to accrue on the date of the Registration Default. The parties hereto agree that the liquidated damages provided for in this Section 4 constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of a Shelf Registration Statement to remain effective in accordance with this Section 4.

                 All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive (although such obligations shall not continue to accrue) until such time as all such obligations with respect to such security shall have been satisfied in full.

                 5.       Hold-Back Agreements.

                 (a) Each Holder of Registrable Securities whose Registrable Securities are covered by the Shelf Registration Statement agrees not to (i) effect any public sale or distribution of the Debentures pursuant to the Shelf Registration Statement or (ii) otherwise conduct marketing activities with respect to the Debentures which marketing activities would impair or interfere with the Company's or F4L Supermarkets' marketing activities with respect to debt securities comprising any portion of the Financing, in either case during the period commencing on the Acquisition Closing Date and ending on the 60th day following the Acquisition Closing Date.

                 (b) Each Holder whose Transfer Restricted Securities are covered by a Shelf Registration Statement agrees, if requested by the managing underwriters in an underwritten offering of at least $50,000,000 accreted value of Debentures, not to effect any public sale or distribution of the Debentures or any other securities of any issue being registered or a similar security or any securities convertible or exchangeable or exercisable for such securities including a sale pursuant to Rule 144 or Rule 144A (except as part of such underwritten registration), during the 10-day period prior to, and ending 30 days after, the closing date of each underwritten offering made pursuant to such Shelf Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters.

                 (c) Each Holder agrees, upon a request of the Company made after June 30, 1996 (which date shall be extended by each Business Day for which liquidated damages are payable pursuant to Section 4 hereof) in writing and delivered with at least five days' prior notice, not to effect any public sale or distribution of the Debentures or otherwise conduct marketing activities with respect to the Debentures for a period not to exceed 90 days (the "90-Day Period") if the Company or any subsidiary of the Company proposes to make a securities offering, material acquisition or engage in any other material corporate transaction not in the ordinary course of business, if the Board of Directors of the Company determines in good faith as evidenced by a resolution of the Board of Directors that the continuation of public sales or a distribution or other marketing activities would adversely affect the Company's ability to complete such other transactions. Holders will be subject to the requirements of this subparagraph only during the period commencing on June 30, 1996 (as so extended, if applicable) and ending on the last day of the Effectiveness Period, provided, however, that the Company shall not be permitted to designate more than one such 90-Day Period and the Effectiveness Period will be extended by such number of days equal to the number of days the Holders were subject to the requirements of this subparagraph.

                 (d) Subject to the Company's prior request to Holders pursuant to Section 5(c), the Company agrees, unless otherwise consented to by all general partners of the Partnership, or Holders of a majority in principal amount of Registrable Securities (if other than the Partnership), not to effect any public sale or distribution of securities, for its own account or for the account of any securityholder, of any of the issue being registered or a similar security issued by the Company or any Subsidiary, or any securities convertible or exchangeable or exercisable for such securities (other than (i) the Company's 13-5/8% Senior Subordinated Pay-In-Kind Debentures due 2007 (the "PIK Debentures") sold for the account of (A) any holder thereof on or after the 90th day following the Closing Date, pursuant to the terms of that certain Registration Rights Agreement dated the Closing Date among the Company, F4L Supermarkets and such holders, or (B) The Yucaipa Companies, or its affiliate or designee, or The Edward J. DeBartolo Corporation, pursuant to the terms of that certain Senior Subordinated Pay-In-Kind Debenture Put Agreement dated the Closing Date, provided that the aggregate principal amount of PIK Debentures sold under this clause (B) shall not exceed $10,000,000, and that any such sale will be substantially contemporaneous with the closing under the Subscription Agreement, and (ii) bank borrowings, obligations of the Company with respect to trade debt and other debt incurred by the Company in the ordinary course of business), during the Effectiveness Period (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor form to such Forms).

                 6. Representations and Warranties of the Partnership, the Company and F4L Supermarkets.

                 (a) The Partnership hereby represents and warrants to the Company and F4L Supermarkets as follows:

                          (i) The Partnership is duly formed, validly existing and in good standing under the laws of the State of Delaware. The execution and delivery of this Agreement, the performance of the Partnership's obligations hereunder, and the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of the Partnership. This Agreement has been duly executed and delivered by the Partnership, and, assuming the due execution hereof by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, subject in each case to applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in equity or at law); and

                          (ii) The Partnership is purchasing the Debentures for its own account (or on behalf of managed accounts that are purchasing for their own accounts), and with no intention or agreement or understanding with any Person to distribute or resell said Debentures or any part thereof or to participate in any such distribution or resale in any transaction that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said Debentures pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or under an exemption from such registration available under the Securities Act and other applicable state securities laws and subject, nevertheless, to the disposition of Debentures being at all times within the Partnership's control.

                 (b) Each of the Company and F4L Supermarkets hereby represents and warrants to the Partnership as follows:

                          (i) Each of the Company and F4L Supermarkets is duly incorporated, validly existing and in good standing under the laws of its state of incorporation. The execution and delivery of this Agreement, the performance of the Company's or F4L Supermarkets' obligations hereunder and the transactions contemplated hereby have been duly authorized by the board of directors of each of the Company and F4L Supermarkets. This Agreement has been duly executed and delivered by each of the Company and F4L Supermarkets, and, assuming the due execution hereof by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of each of the Company and F4L Supermarkets, enforceable against the Company and F4L Supermarkets in accordance with its terms, subject in each case to applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in equity or at law).

                 7.       Registration Procedures.

                 In connection with the Company's Shelf Registration Statement obligations pursuant to Section 4 hereof, the Company will use its best efforts to effect such registration to permit the sale of Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto and in connection therewith the Company will:

                 (a) prepare and file with the SEC such post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Shelf Registration Statement or supplement to the Prospectus; and amend or supplement the Shelf Registration Statement as necessary to reflect any changes in such intended methods of distribution as to which the sellers from time to time may notify the Company;

                 (b) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly (but in any event within five Business Days), and (if requested by any such Person) confirm such advice in writing, (1) when any Prospectus supplement or post-effective amendment has been filed, and, with respect to any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement contemplated by paragraph (o) below cease to be true and correct in all material respects, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event (or the passage of time) which makes any statement made in the Shelf

Registration Statement, the Prospectus or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Shelf Registration Statement, the Prospectus or any document incorporated therein by reference so that, in the case of such Shelf Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and so that in either case such Shelf Registration Statement or Prospectus complies with all applicable requirements of the Securities Act;

                 (c) use its best efforts to obtain the withdrawal of any order suspending the effectiveness or the qualification or exemption from qualification of the Shelf Registration Statement or the Registrable Securities at the earliest possible moment;

                 (d) at least three Business Days prior to the filing of the same with the SEC, furnish to each underwriter, if any, each Partnership Investor and each of the selling Holders who beneficially own more than five percent (in principal amount) of the outstanding Debentures, copies of any Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to any such Shelf Registration Statement or Prospectus (including, upon request, all documents incorporated by reference into such Shelf Registration Statement), other than any amendment or supplement which differs from the Shelf Registration Statement or Prospectus amended or supplemented thereby only in that it contains additions to, or changes in, the listing of Holders of Transfer Restricted Securities which are selling securities thereunder, or contains updated financial statements and related information (provided that copies of such amended or supplemented Shelf Registration Statement or Prospectus shall be furnished to such selling Holders of more than five percent (in principal amount) of the outstanding Debentures), which documents will be subject to the review and comment of such Holders, Partnership Investors and underwriter, if any, and make the Company's and F4L's representatives available for discussion of such documents and other customary due diligence matters; and the Company will not file any such Shelf Registration Statement or Prospectus or any amendment or supplement to any such Shelf Registration Statement or Prospectus (including all such documents incorporated by reference) to which the Partnership Investors, the Holders of a majority in principal amount of the Registrable Securities or the underwriter, if any, shall reasonably object within two Business Days after the receipt thereof, except for such amendments or supplements which counsel for the Company shall advise are required to be filed to comply with applicable law. The objection of the Partnership Investors, the selling Holders or underwriter, if any, shall be deemed reasonable if such Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Securities Act. Notwithstanding anything to the contrary contained herein, no Registration Default shall be deemed to have occurred under Section 4(a)(ii) hereof if the Company has complied or been prepared to comply with all deadlines set forth therein, but has been prevented from filing any amendment or supplement solely because of a good faith disagreement between the Company and the Partnership Investors, the Holders of a majority in principal amount of the Registrable Securities or the underwriter, if any, under this subsection (d) regarding the existence of a material misstatement or omission or failure to comply with the Securities Act;

                 (e) if requested by the managing underwriter or underwriters or the holders of a majority in aggregate principal amount of Registrable Securities being sold, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or such holders request should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold to such underwriters or otherwise, the purchase price being paid therefor by such underwriters or other persons and with respect to any other terms of the underwritten (or non-underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after receiving notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any actions under this Section 7(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

                 (f) furnish to each Partnership Investor and each selling holder of Registrable Securities who so requests, and each managing underwriter, if any, without charge, one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and shall furnish only to the counsel of such Persons, without change, one copy of all documents incorporated therein by reference and all exhibits;

                 (g) deliver to each Partnership Investor, each selling holder of Registrable Securities and the underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and, subject to the penultimate paragraph of this Section 7, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each Partnership Investor, each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                 (h) prior to any public offering of Registrable Securities, to use its best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling holder or managing underwriter reasonably requests in writing and use its best efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                 (i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling holders or managing underwriters may request at least two business days prior to any sale of Registrable Securities;

                 (j) use its best efforts to cause the Registrable Securities covered by the applicable Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities except as may be required solely as a consequence of the nature of such selling holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Shelf Registration Statement and the granting of such approvals;

                 (k) upon the occurrence of any event contemplated by paragraph (b)(6) above, as promptly as practicable prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading, and otherwise will comply with all applicable requirements under the Securities Act;

                 (l) cause all Registrable Securities covered by the Shelf Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                 (m) cause the Registrable Securities covered by the Shelf Registration Statement to be rated with the appropriate rating agencies, if so requested by the holders of a majority in aggregate principal amount of such Registrable Securities or the managing underwriters, if any;

                 (n) not later than the effective date of the Shelf Registration Statement, provide a CUSIP number for all Registrable Securities and provide the Indenture trustee with printed certificates for the Registrable Securities which are in a form eligible for deposit with the Depository Trust Company;

                 (o) in connection with any underwritten offering of Registrable Securities pursuant to a Shelf Registration Statement, enter into an underwriting agreement with one or more underwriters designated in accordance with Section 11 hereof, such agreement to be of form, scope and substance as is customary in underwritten offerings, and take all such other actions as are reasonably requested by the managing underwriter in order to expedite or facilitate the disposition of such Registrable Securities and in such connection (1) make such representations and warranties to the underwriters in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings with respect to the business of the Company and the Shelf Registration Statement; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters); (3) obtain "comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 9 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) the Company shall deliver such documents and certificates as may be requested by the managing underwriters to evidence compliance with clause (h) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement (subject to the Holders' agreement that the Company not be required to assist in more than two such underwritings), as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in clause (o)(1) above cease to be true and correct, the Company shall so advise the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing. Additionally, the opinions and "comfort" letters referred to in clauses (2) and (3) above shall from time to time be obtained and delivered to the Holders in connection with sales of Registrable Securities pursuant to the Shelf Registration Statement, whether or not such sales are underwritten, upon the reasonable request of the managing general partner of the Partnership, or the Holders of a majority in principal amount of Registrable Securities (if other than the Partnership), and in any event shall be obtained and delivered upon cessation or waiver of the holdback period referred to in Section 5(a), and shall be updated (i) in quarterly intervals thereafter or more frequently as may be necessary in connection with any sale of Registrable Securities having an accreted value of $20,000,000 or more, (ii) upon any change in the managing general partner of the Partnership, and (iii) as necessary in connection with any amendment or supplement to the Shelf Registration Statement, provided that any such "comfort" letters shall be required to be obtained, delivered or updated only to the extent permitted by, and in accordance with, applicable requirements of the American Institute of Certified Public Accountants;

                 (p) make available for inspection by a representative of the holders of the Registrable Securities being sold (such representative to be selected by the holders of a majority in principal amount of the Registrable Securities being sold), any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney or accountant retained by such representative or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Shelf Registration Statement; provided that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order or such information has otherwise become public, and without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law;

                 (q) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or (2) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statements shall cover said 12-month periods;

                 (r) cooperate with the trustee under the Indenture and the holders of the Registrable Securities to effect such changes to the Indenture as may be required for the Indenture to continue to be qualified in accordance with the terms of the Trust Indenture Act and execute, and use its best efforts to cause the trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to continue to be so qualified in a timely manner;

                 (s) make its appropriate representatives of management available, upon the reasonable request of the Holders of a majority of the Registrable Securities, but in no event upon less than 30 days' notice (or 15 days' notice if at least 30 days' notice of a possible need to make management available shall have been given), for a period not to exceed five days for a road show in connection with the placement or underwritten offering of the Registrable Securities; the Company will also make representatives of management available for conference calls in connection with any underwritten or non-underwritten public offering upon reasonable advance notice; and

                 (t) use its best efforts to assist the Partnership in the resale of the Debentures, including in addition to all of the foregoing, taking such other actions as may in the reasonable opinion of the managing underwriter, if any, or the managing general partner of the Partnership, be necessary or appropriate to facilitate the resale of the Debentures.

                 The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

                 Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 7(b)(3), 7(b)(5) or 7(b)(6) hereof, such holder will forthwith discontinue disposition of Registrable Securities pursuant to such Shelf Registration Statement until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Shelf Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 7(k) hereof or the Advice.

                 8.       Registration Expenses.

                 (a) All expenses incident to the Company's and F4L Supermarkets' performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD), fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority in aggregate principal amount of the Registrable Securities being sold may designate), printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses), messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and for the sellers of the Registrable Securities (subject to the provisions of Section 8(b) hereof) and of all independent certified public accountants of the Company (including the expenses of any special audit and "comfort" letters required by or incident to such performance), underwriters (including underwriting or brokers' or dealers' discounts, commissions or mark-ups (or the equivalent); provided that such discounts, commissions or mark-ups will be reimbursed only to the extent that the aggregate net proceeds of resale are less than the accreted value of the Debentures being resold by or through such underwriter, broker or dealer), legal expenses of any Person other than the Company and the Holders, securities acts liability insurance if the Company so desires and fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company, regardless of whether the Shelf Registration Statement becomes effective. The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

                 (b) In connection with the Shelf Registration Statement hereunder, the Company will reimburse the holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one firm of counsel for all holders of Registrable Securities chosen by the holders of a majority in principal amount of such Registrable Securities or, if the holder of a majority in principal amount of such Registrable Securities is the Partnership, by the holders of a majority of Partnership interests (excluding interests held by affiliates of The Yucaipa Companies).

                 9.       Indemnification.

                 (a)      Indemnification by Company and F4L Supermarkets.
Each of the Company and F4L Supermarkets agrees to, jointly and severally, indemnify and hold harmless, to the full extent permitted by law, each Partnership Investor, each Holder of Registrable Securities and each Person who controls each such Partnership Investor or

Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), any underwriters participating in the distribution, and the affiliates of each such Person and their respective partners, members, representatives, agents, officers, directors and employees, against all losses, claims, damages, liabilities and reasonable expenses (including reasonable attorneys' fees (and, any other expenses reasonably incurred by any underwriter or any such controlling person in connection with defending or investigating any action or claim)) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Shelf Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon information furnished in writing to the Company or F4L Supermarkets by such indemnified party or the related Holder of Registrable Securities expressly for use therein; provided, however, that neither the Company nor F4L Supermarkets shall be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if (a) such indemnified party or the related Holder of Registrable Securities failed to deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Person to the Person asserting such loss, claim, damage, liability or expense and (b) the Prospectus would have corrected such untrue statement or alleged untrue statement or omission or alleged omission; and provided, further, that neither the Company nor F4L Supermarkets shall be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (a) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus delivered to the indemnified party prior to the sale of Registrable Securities and (b) such indemnified party or the related Holder of Registrable Securities thereafter failed to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense; and provided further, that neither the Company nor F4L Supermarkets shall be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (a) such untrue statement or alleged untrue statement, omission or alleged omission is contained in a Prospectus or an amendment or supplement thereto which is the subject of a notice delivered by the Company pursuant to, and in accordance with, Sections 7(b)(3), 7(b)(5) or 7(b)(6), and (b) to the extent that such losses arise out of a misstatement or omission in the Prospectus resulting from the breach by such indemnified party or the related Holder of Registrable Securities of the obligations of such indemnified party or the related Holder of Registrable Securities contained in the penultimate paragraph of Section 7.

                 (b) Indemnification by Holder of Registrable Securities. In connection with each Shelf Registration Statement in which a Holder of Registrable Securities is participating, an authorized officer of such Holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Shelf Registration Statement or Prospectus and each such Holder agrees to indemnify and hold harmless, to the full extent permitted by law, the Company and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), any underwriters participating in the distribution, and the affiliates of each such Person and their respective partners, members, directors, officers and employees, against all losses, claims, damages, liabilities and reasonable expenses (including reasonable attorneys' fees) arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Shelf Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for use in such Shelf Registration Statement or Prospectus. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Shelf Registration Statement.

                 (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                 (d) Contribution. If the indemnification provided for in this Section 9 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any losses in respect of which this
Section 9 would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 9(a) or 9(b) was available to such party.

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 9(d), an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reasons of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 (e) The indemnity, contribution and expense reimbursement obligations under this Section 9 shall be in addition to any liability each indemnifying party may otherwise have; provided that any payment made by the Company or F4L Supermarkets which results in the indemnified party receiving from any source(s) indemnification, contribution or reimbursement for an amount in excess of the actual loss, liability or expense incurred by such indemnified party, shall be refunded to the Company or F4L Supermarkets, as the case may be, by the indemnified party receiving such excess payment.

                 10.      Rule 144.

                 The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (as if the Company were subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act whether or not it is so subject) and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

                 11.      Participation in Underwritten Registrations.

                 If any of the Registrable Securities covered by the Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Partnership or by the Holders (if other than the Partnership) of a majority in aggregate principal amount of such Registrable Securities included in such offering; provided that such investment bankers and managers must be reasonably satisfactory to the Company.
                 In the event any Holder proposes to sell Registrable Securities covered by the Shelf Registration Statement in an underwritten offering, it will so notify the Company and provide the Company with the information to be included in the notice to be given by the Company hereinafter set forth. Promptly (and in any event within two (2) Business Days) after receipt of such notice, the Company will give written notice to each other Holder of Registrable Securities of (i) the name of the proposing Holder, (ii) the principal amount of Registrable Securities proposed to be sold by such proposing Holder, and (iii) the right of each other Holder to elect to have all or a portion of the Registrable Securities owned by such Holder included in such underwritten offering by notifying the Company and the proposing Holder of such election (and specifying the principal amount of Registrable Securities to be so included) within ten (10) Business Days after receipt of such notice from the Company. A Holder making such an election on a timely basis shall be entitled to have the aggregate principal amount of Registrable Securities specified in such election included in the underwritten offering; provided, however, that, if the managing underwriter advises the participating Holders in writing that marketing factors require a limitation of the principal amount of Registrable Securities to be underwritten, the amount of Registrable Securities that may be included in the underwriting shall be so limited and shall be allocated among the participating Holders pro rata in accordance with the aggregate principal amount of Registrable Securities proposed to be included in the underwritten offering by the participating Holders.

                 No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 11 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

                 12.      Miscellaneous.

                 (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and F4L Supermarkets agree that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

                 (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement with respect to its debt securities granting any registration rights to any Person, except as may be disclosed in the Shelf Registration Statement filed prior to the date hereof. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any such agreements. The Company has not entered into, and will not enter into, any agreement with respect to any of its securities that will grant to any Person any piggyback or similar registration rights with respect to any Shelf Registration Statement.

                 (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the principal amount of the outstanding Registrable Securities.

                 (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                 (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 12(d), which address initially is, with respect to the Partnership, RGC Partners, L.P., c/o Yucaipa RGC L.L.C., 10000 Santa Monica Boulevard, Fifth Floor, Los Angeles, California 90067, with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071, Attention: Thomas C. Sadler, Esq., provided that if the Partnership is still a Holder of Debentures on the 180th day following the date the Debentures are issued under the Indenture, the Partnership address will be RGC Investors, L.P., c/o FFL Investors L.L.C., Soros Fund Management, 888 Seventh Avenue, New York, New York 10016, with a copy to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 65 East 55th Street, 33rd Floor, New York, New York 10022, Attention: Ed Sopher, Esq.

                 (ii) if to the Company, initially at its address set forth in the Subscription Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this
         Section 12(d), with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071, Attention: Thomas C. Sadler, Esq.

                 All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

                 Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the trustee under the Indenture at the address specified in the Indenture.

                 (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

                 (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (h) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                 (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                 (j) Joint and Several Obligations. F4L Supermarkets will have joint and several obligations for all of the obligations of the Company hereunder.

                 (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Debentures. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                 (l) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

                 (m) Securities Held by the Company or Its Subsidiaries. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                          FOOD 4 LESS HOLDINGS, INC.


                                          By: /s/ Mark A. Resnik
                                             ----------------------------------
                                          Title: Vice President and Secretary
                                                -------------------------------


                                          FOOD 4 LESS SUPERMARKETS, INC.


                                          By: /s/ Mark A. Resnik
                                             ----------------------------------
                                          Title: Vice President and Secretary
                                                -------------------------------

RGC PARTNERS, L.P.,
A DELAWARE LIMITED PARTNERSHIP

By:      Yucaipa RGC L.L.C.
Its:     General Partner

By: /s/ Mark A. Resnik
   ----------------------------------
Title:   Authorized Member
      -------------------------------